UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2011

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

Annual Report

Newgate Global Resources Fund
Class A Shares
Class I Shares

November 30, 2011

Investment Adviser

Newgate Capital Management LLC
One Sound Shore Drive
Greenwich, Connecticut 06830

Phone: 888-9-NEWGATE (888-963-9428)

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	26

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	27

NOTICE OF PRIVACY POLICY & PRACTICES	31

ADDITIONAL INFORMATION	32

Dear Fellow Shareholders,

The past twelve months have been difficult for global investors. Increased volatility remains the norm. Returns for the Newgate Global Resources Fund were positive during the first five months of the fiscal year, but turned negative with sharp declines in August and September. The market rebound in October was not enough to offset the earlier losses. For the one year period ended November 30, 2011, the Class A no load returned -12.36%, Class A load returned -16.97% and the Class I returned -12.03%, versus -0.32% for the Dow Jones-UBS Commodity Index.

Global economic performance has been better than most had predicted one year ago. The United States has avoided a “double dip” recession. In fact, the US economy has shown significant signs of improvement, despite stagnation in both the job and housing markets. The Chinese economy is slowing, but in a way entirely consistent with stated government intentions and the policies enacted.

However, global equity markets have largely ignored the improvement in the US economy, and analysts fear that the Chinese economy will contract. Corporate earnings have generally been better than expectations. This combination of modest economic growth, strong corporate profits and weak investor confidence has resulted in extremely attractive equity valuations.

The primary source of investor pessimism remains the European debt issue. For all practical purposes, Greece has already defaulted on its debt, with Spain and Italy likely to follow. The crisis has moved from the European periphery to its core. The real issue is not sovereign defaults per se, but the effect of a default on the global banking system. Given the interconnected nature of the system, especially of developed market banks, the unknown extent of the problem presents a very legitimate worry.

A global credit crisis is fundamentally different from a recession. In a recession, investors can make some reasonable forecast for corporate profitability and equity performance, even if this performance is expected to be poor. These forecasts become much less certain in the face of a global banking crisis.

Commodity performance during the past year was weak. While gold and oil were both up over 20%, most metals prices were down, ranging from zinc (down 5.5%) to nickel (down 24.4%). The Fund has almost no exposure to base metals companies outside of those that primarily mine copper or iron ore. Copper spot prices declined 6.5% and iron ore was down approximately 10%, varying to some degree by grade and location. Mining companies performed much worse than their underlying commodities. Agricultural commodities were mixed, with coffee and corn prices up, but wheat and soybean prices down.

We believe that gold represents a safe haven in times of financial distress as well as an inflationary hedge. The probability of the European Central Bank printing money as part of a bailout plan should make gold more attractive. However, what motivates investors to buy gold does not necessarily motivate them to buy shares in gold companies. Major gold companies had their shares languish, and smaller companies had large declines, due in part to their need for capital and the uncertainty of raising funds. The US dollar appears to have resumed its role as a safe haven should the Euro break up. As attractive as other currencies may be in theory, in times of stress only the US dollar (via US Treasury bonds) has had broad availability to soak up large amounts of capital.

Oil is the other commodity with positive returns. Oil prices have risen on disruptions of supply from Libya, which provides Europe with a particularly high quality grade of crude oil. This oil is not easily replaced. As a result, the Brent Crude Benchmark is now above West Texas Intermediate, an unusual occurrence. Libyan oil flow is expected to resume as the political situation there gets resolved, but renewed tensions with Iran have largely negated any benefit. Geopolitical instability remains a major factor in the price of oil.

All the geopolitical uncertainty during the past year resulted in commodity equities faring poorly relative to underlying commodity prices and the Fund not meeting its performance benchmarks for the year. While most commodity equity sectors had relatively poor performance, coal mining and commodity shipping stocks were the greatest detractors from Fund performance. The Fund does not invest in commodity derivatives.

Although investors are faced with a continuous torrent of information and opinions, the basic decisions are quite simple.  If we assume some orderly resolution to the problems in Europe, even the very modest global recovery underway could be highly supportive of stock prices. Note that “orderly resolution” does not mean painless, or that there will not be losses, but that the losses should be apportioned in some way that does not collapse the global financial system.

The Fund’s investment strategy is to invest in equity securities of commodity companies, rather than in the underlying commodities via the futures market. We believe that this strategy has the potential to outperform over time. However, there will be years, like 2011, when natural resource companies underperform the underlying commodity. Resource companies are not a perfect substitute for physical commodities.

We continue to invest the Fund with a more optimistic view of the global economy than average. This is not a highly optimistic view. We are well aware of the many problems in Europe and the potential risks in China. However, we believe that the markets have priced in all but the absolutely worst case scenarios. Assuming this world view is correct, shares across emerging markets, and especially in China, are highly attractive.

We maintained this philosophy through the recent volatility. By doing so, we more than captured the rebound in the markets in October. We remain invested so as not to miss the potentially sharp and sudden recoveries and because we have conviction about what the world will look like once the headline issues subside. It’s a world where people still use basic commodities to power their homes, cars and places of business, and where people in emerging nations strive for a better life. The companies held in the Fund are the direct beneficiaries of this pursuit. It is difficult to take a long-term perspective during these periods of extreme volatility. We believe that a well managed, diversified investment in natural resource equity stocks has the potential to generate long-term returns.

Must be preceded or accompanied by a prospectus.

Any opinions expressed are subject to change without notice and any statements of fact have been obtained from, or are based on, sources considered reliable, but no representation is made by Newgate as to their completeness or accuracy. There is no assurance that estimates or forecasts will be realized.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Newgate Global Resources Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund’s investments are concentrated in the natural resources industry, the value of its investments will be affected by factors related to that industry and may fluctuate more widely than that of a fund that invests in a broad range of industries. The Fund may invest in derivative instruments, including options, futures contracts and options on futures contracts, synthetic instruments and currency swaps. The Fund may invest in companies of any size. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in other investment companies, and the cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests.  By investing in the Fund, you will indirectly bear your share of any fees and expenses charges by the underlying funds, in addition to indirectly bearing the principal risks of the Fund. The Fund also invests in exchange-traded funds (“ETFs”). They are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to it net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. Investing entails risks, including possible risk of principal.

Please refer to the schedule of investments for individual fund holdings information.  Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security.

The Dow Jones – UBS Commodity Index is a broad-based securities index that is unmanaged and not subject to fees and expenses. It is an unmanaged index and not subject to fees and expenses. One cannot invest directly in an index.

Diversification does not assure a profit or protect against a loss in a declining market.

Newgate Capital Management, LLC is the investment advisor to the Newgate Global Resources Fund, which is distributed by Quasar Distributors, LLC.

NEWGATE GLOBAL RESOURCES FUND
Expense Example
(Unaudited)

As a shareholder of the Newgate Global Resources Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution (12b-1) and shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11 - 11/30/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 0.50% deferred sales charge is imposed on Class A shares purchased at the $250,000 breakpoint that are redeemed within 12 months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

NEWGATE GLOBAL RESOURCES FUND
Expense Example (Continued)
(Unaudited)

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/11	11/30/11	6/1/11 – 11/30/11*
Actual	$1,000.00	$764.40	$7.74
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.29	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/11	11/30/11	6/1/11 – 11/30/11*
Actual	$1,000.00	$766.00	$6.20
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.05	$7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NEWGATE GLOBAL RESOURCES FUND
Investment Highlights
(Unaudited)

The investment objectives of the Fund are long-term growth of capital plus protection against inflation and declining U.S. dollar by investing in high quality companies involved in the production, extraction, processing, distribution and transportation of natural resources of any kind.  The Fund will invest primarily in securities of at least three different countries, including the United States.  The Fund’s geographic allocation of portfolio holdings as of November 30, 2011 is shown below.

Region of Origin
(% of Investments)

Continued

NEWGATE GLOBAL RESOURCES FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2011(1)

		Since Inception
	One Year	(12/31/08)
Class A (with sales charge)	(16.97)%	14.12%
Class A (without sales charge)	(12.36)%	16.26%
Class I	(12.03)%	16.67%
Dow Jones-UBS Commodity Index	(0.32)%	7.99%

(1)
Returns with sales charge for Class A have been adjusted to reflect the current maximum initial sales charge of 5.25%.  Returns without sales charge do not reflect the current maximum initial sales charge.  Had the sales charge been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 888-9-NEWGATE (888-963-9428).

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following charts illustrate performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

The Dow Jones-UBS Commodity Index is a broad-based securities index that is unmanaged and not subject to fees and expenses. One cannot invest directly in an index.

Continued

NEWGATE GLOBAL RESOURCES FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

Growth of $100,000 Investment

*  Inception Date

NEWGATE GLOBAL RESOURCES FUND

Schedule of Investments

November 30, 2011

	Shares	Value
COMMON STOCKS 98.39%

Chemical Manufacturing 20.83%
Agrium, Inc. (a)	2,384	$166,856
Albemarle Corp.	2,991	163,099
Ashland, Inc.	3,004	167,082
Celanese Corp.	4,043	187,960
Dow Chemical Co.	5,069	140,462
EI du Pont de Nemours & Co.	3,024	144,305
LyondellBasell Industries NV (a)	4,185	136,724
Mosaic Co.	3,052	161,024
Westlake Chemical Corp.	1,509	63,378
		1,330,890
Crop Production 2.03%
Cosan Ltd. (a)	11,029	129,811

Machinery Manufacturing 8.48%
Caterpillar, Inc.	1,745	170,801
Joy Global, Inc.	1,739	158,736
National Oilwell Varco, Inc.	2,964	212,519
		542,056
Management of Companies and Enterprises 1.79%
Foster Wheeler AG (a)(b)	6,168	114,416

Merchant Wholesalers, Durable Goods 2.06%
Cameron International Corp. (b)	2,430	131,196

Merchant Wholesalers, Nondurable Goods 1.78%
Andersons, Inc.	2,573	113,958

Mining (except Oil and Gas) 33.39%
Barrick Gold Corp. (a)	1,532	81,012
Cliffs Natural Resources, Inc.	3,035	205,804
Consol Energy, Inc.	3,303	137,537
Freeport-McMoRan Copper & Gold, Inc.	4,729	187,269
Great Basin Gold Ltd. (a)(b)	114,606	106,595
Kinross Gold Corp. (a)	11,595	161,982
Mechel - ADR	4,443	48,384
New Gold Inc. (a)(b)	9,604	106,508
Pacific Rubiales Energy Corp. (a)	4,478	95,755
Patriot Coal Corp. (b)	7,625	79,376
Peabody Energy Corp.	2,644	103,724
Quadra FNX Mining Ltd. (a)(b)	9,366	101,470
Silver Wheaton Corp. (a)	2,198	73,809
Teck Resources Ltd. (a)	4,529	165,263
Vale SA - ADR	5,042	117,226
Xstrata PLC - ADR	36,645	115,065
Yamana Gold, Inc. (a)	7,848	132,082

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
COMMON STOCKS 98.39% (Continued)

Mining (except Oil and Gas) 33.39% (Continued)
Yanzhou Coal Mining Co., Ltd. - ADR	4,725	$115,621
		2,134,482
Oil and Gas Extraction 13.61%
Apache Corp.	1,329	132,156
Devon Energy Corp.	1,766	115,602
Hess Corp.	2,093	126,040
Occidental Petroleum Corp.	1,482	146,570
Southwestern Energy Co. (b)	3,499	133,137
Ultra Petroleum Corp. (a)(b)	2,867	100,947
Walter Energy, Inc.	1,605	115,079
		869,531
Professional, Scientific, and Technical Services 2.41%
McDermott International, Inc. (a)(b)	13,601	153,827

Support Activities for Mining 9.91%
Nabors Industries Ltd. (a)(b)	7,559	135,608
Noble Corp. (a)	4,629	159,839
Schlumberger Ltd. (a)	3,638	274,051
Weatherford International Ltd. (a)(b)	4,230	64,127
		633,625
Water Transportation 2.10%
DryShips, Inc. (a)(b)	59,355	133,548
General Maritime Corp. (a)(b)	43,877	856
		134,404
TOTAL COMMON STOCKS (Cost $6,906,544)		6,288,196

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND

Schedule of Investments (Continued)

November 30, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 1.03%
Money Market Fund 1.03%
AIM STIT-Treasury Portfolio	$13,162	$13,162
Fidelity Institutional Government Portfolio	13,161	13,161
Fidelity Institutional Money Market Portfolio	13,162	13,162
First American Government Obligations Fund	13,161	13,161
First American Treasury Obligations Fund	13,161	13,161
TOTAL SHORT-TERM INVESTMENTS (Cost $65,807)		65,807

TOTAL INVESTMENTS (Cost $6,972,351) 99.42%		6,354,003
Other Assets in Excess of Liabilities 0.58%		37,211
TOTAL NET ASSETS 100.00%		$6,391,214

(a)	Foreign issued security.
(b)	Non-income producing security.

Abbreviations:
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability company.
PLC	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
Ltd.	Limited.

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND

Statement of Assets and Liabilities

November 30, 2011

Assets
Investments, at value (cost $6,972,351)	$6,354,003
Receivable from investments sold	53,539
Receivable from Fund shares sold	1,268
Dividends and interest receivable	24,631
Receivable from Adviser	21,433
Other assets	4,210
Total Assets	6,459,084

Liabilities
Payable for Fund shares redeemed	1,500
Payable to affiliates	30,800
Payable for distribution fees	271
Payable for shareholder servicing fees	1,081
Accrued expenses and other liabilities	34,218
Total Liabilities	67,870
Net Assets	$6,391,214

Net assets consist of:
Paid-in capital	$7,039,792
Accumulated net realized loss	(30,230)
Net unrealized depreciation on investments	(618,348)
Net assets	$6,391,214

CLASS A SHARES
Net assets	4,379,482
Shares of beneficial interest outstanding
(unlimited shares of $0.001 par value authorized)	152,545
Net asset value and redemption price per share	$28.71
Maximum offering price per share ($28.71/0.9475)	$30.30

CLASS I SHARES
Net assets	2,011,732
Shares of beneficial interest outstanding
(unlimited shares of $0.001 par value authorized)	69,626
Net asset value and redemption price per share	$28.89

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND

Statement of Operations

For the Year Ended November 30, 2011

Investment Income:
Dividends*	$99,807
Interest	45
Total Investment Income	99,852

Expenses:
Fund administration fees	61,769
Fund accounting fees	55,158
Investment advisory fees	49,056
Transfer agent fees and expenses	45,245
Audit and tax fees	29,772
Federal and state registration fees	21,838
Custody fees	16,410
Chief Compliance Officer fees and expenses	11,993
Distribution fees - Class A	11,703
Legal fees	11,176
Trustees’ fees and related expenses	6,711
Reports to shareholders	6,243
Shareholder servicing fees - Class A	4,681
Other expenses	5,847
Total expenses before waiver	337,602
Less waivers and reimbursements by Adviser (Note 4)	(235,370)
Net expenses	102,232

Net Investment Loss	(2,380)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	53,188
Net change in unrealized depreciation on investments	(1,164,345)
Net Realized and Unrealized Loss on Investments	(1,111,157)
Net Decrease in Net Assets from Operations	$(1,113,537)

*	Net of $6,681 in foreign withholding tax and fees.

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2011	2010
Operations:
Net investment loss	$(2,380)	$(11,083)
Net realized gain on investments	53,188	140,533
Net change in unrealized
appreciation (depreciation) on investments	(1,164,345)	410,359
Net increase (decrease) in net assets
resulting from operations	(1,113,537)	539,809

Dividends and distributions to shareholders:
Net investment income - Class A	(22,683)	(171)
Net investment income - Class I	(3,496)	(255)
Net realized gains - Class A	(164,733)	(29,066)
Net realized gains - Class I	(17,087)	(5,269)
Total dividends and distributions	(207,999)	(34,761)

Fund share transactions:
Proceeds from shares sold - Class A	2,334,999	3,162,097
Proceeds from shares sold - Class I	2,371,377	387,925
Net asset value of shares issued in reinvestment
of distributions to shareholders - Class A	186,396	29,237
Net asset value of shares issued in reinvestment
of distributions to shareholders - Class I	20,582	5,524
Payments for shares redeemed - Class A	(1,249,299)	(479,288)
Payments for shares redeemed - Class I	(350,203)	(148,518)
Net increase in net assets from
capital share transactions	3,313,852	2,956,977

Net Assets:
Beginning of period	4,398,898	936,873
End of period*	$6,391,214	$4,398,898

* Including accumulated net
investment loss of	$—	$(5,700)

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND – CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2011	2010	2009(1)
Net asset value, beginning of period	$34.23	$30.52	$20.00

Income from investment operations:
Net investment income (loss)(2)	(0.06)	(0.12)	0.01
Net realized and unrealized gain (loss)	(3.86)	4.89	10.51
Total from investment operations	(3.92)	4.77	10.52

Less distributions paid:
Dividends from net investment income	(0.19)	(0.01)	—
Distributions from net realized gains	(1.41)	(1.05)	—
Total distributions paid	(1.60)	(1.06)	—
Net asset value, end of period	$28.71	$34.23	$30.52

Total return(3)(4)	(12.36)%	15.99%	52.60%

Ratios/supplemental data
Net assets, end of period (000)	$4,379	$3,983	$784
Ratio of expenses to average net assets
Before waivers and
reimbursements of expenses(5)	5.62%	10.01%	60.42%
After waivers and
reimbursements of expenses(5)	1.75%	1.75%	1.75%
Ratio of net investment
income (loss) to average net assets
Before waivers and
reimbursements of expenses(5)	(4.03)%	(8.65)%	(58.64)%
After waivers and
reimbursements of expenses(5)	(0.16)%	(0.39)%	0.03%
Portfolio turnover rate(3)	75.4%	158.2%	129.5%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income was calculated using average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Excludes the effect of 5.25% front end sales load.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND – CLASS I

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2011	2010	2009(1)
Net asset value, beginning of period	$34.41	$30.62	$20.00

Income from investment operations:
Net investment income (loss)(2)	0.12	(0.04)	0.06
Net realized and unrealized gain (loss)	(3.94)	4.93	10.56
Total from investment operations	(3.82)	4.89	10.62

Less distributions paid:
Dividends from net investment income	(0.29)	(0.05)	—
Distributions from net realized gains	(1.41)	(1.05)	—
Total distributions paid	(1.70)	(1.10)	—
Net asset value, end of period	$28.89	$34.41	$30.62

Total return(3)	(12.03)%	16.41%	53.05%

Ratios/supplemental data
Net assets, end of period (000)	$2,012	$416	$153
Ratio of expenses to average net assets
Before waivers and
reimbursements of expenses(4)	5.15%	12.08%	79.02%
After waivers and
reimbursements of expenses(4)	1.40%	1.40%	1.40%
Ratio of net investment
income (loss) to average net assets
Before waivers and
reimbursements of expenses(4)	(3.38)	(10.82)%	(77.35)%
After waivers and
reimbursements of expenses(4)	0.37%	(0.14)%	0.27%
Portfolio turnover rate(3)	75.4%	158.2%	129.5%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income was calculated using average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

NEWGATE GLOBAL RESOURCES FUND
Notes to Financial Statements
November 30, 2011

1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Newgate Global Resources Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The Fund’s investment objectives are long-term growth of capital plus protection against inflation and declining U.S. dollar by investing in high-quality companies involved in the production, extraction, processing, distribution and transportation of natural resources of any kind. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on December 31, 2008. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Newgate Capital Management LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

NEWGATE GLOBAL RESOURCES FUND
Notes to Financial Statements (Continued)
November 30, 2011

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund’s securities are accurately priced.

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2011:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stock	$6,288,196	$—	$—	$6,288,196
Total Equity	6,288,196	—	—	6,288,196
Short-Term Investments	65,807	—	—	65,807
Total Investments in Securities	$6,354,003	$—	$—	$6,354,003

During the period, there were no significant transfers between levels for the Fund. The Fund did not hold any Level 3 securities during the period. The Fund did not hold financial derivative instruments during the periods presented.

NEWGATE GLOBAL RESOURCES FUND
Notes to Financial Statements (Continued)
November 30, 2011

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution (12b-1) and shareholder servicing fees, are recorded to the specific class.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

NEWGATE GLOBAL RESOURCES FUND
Notes to Financial Statements (Continued)
November 30, 2011

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$94,026	$34,761
Long-Term Capital Gain	$113,973	$—

The components of accumulated earnings (losses) on a tax basis as of November 30, 2011 were as follows:

Cost basis of investments for federal income tax purposes	$7,205,797
Gross tax unrealized appreciation	150,753
Gross tax unrealized depreciation	(1,002,547)
Net tax unrealized depreciation	(851,794)
Undistributed ordinary income	60,435
Undistributed long-term capital gain	142,781
Total distributable earnings	203,216
Other accumulated gains (losses)	—
Total accumulated gains (losses)	$(648,578)

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and mark-to-market adjustments on passive foreign investment companies.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments related to passive foreign investment companies and foreign currency:

Undistributed Net Investment Income/(Loss)	$34,259
Accumulated Net Realized Gain/(Loss)	$(34,259)
Paid-In Capital	$—

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2011.  Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2011.  At November 30, 2011, the fiscal years of 2009 through 2011 remain open to examination in the Fund’s major tax jurisdictions.

NEWGATE GLOBAL RESOURCES FUND
Notes to Financial Statements (Continued)
November 30, 2011

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses through at least March 31, 2021 at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that total operating expenses (exclusive of front-end or contingent deferred loads, taxes, leverage, interest, broker commissions, distribution fees, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.75% and 1.40% of the Fund’s average daily net assets for Class A shares and Class I shares, respectively (the “Expense Limitation Caps”). For the year ended November 30, 2011, expenses of $181,049 and $54,321 incurred by the Fund were waived by the Adviser for Class A and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Class A	Class I
November 30, 2012	$168,884	$60,926
November 30, 2013	$230,119	$19,334
November 30, 2014	$181,049	$54,321

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Class A share’s average daily net assets for services to prospective Fund shareholders and distribution of Class A shares, and 0.10% of the Class A share’s average daily net assets for shareholder servicing.  During the year ended November 30, 2011, the Fund accrued expenses pursuant to the 12b-1 Plan of $11,703 for distribution fees and $4,681 for shareholder servicing fees.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor. The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended November 30, 2011, the Fund was allocated $11,993 of the Trust’s Chief Compliance Officer fee.

NEWGATE GLOBAL RESOURCES FUND
Notes to Financial Statements (Continued)
November 30, 2011

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
Class A
Shares sold	67,162	104,806
Shares issued in reinvestment of dividends	5,211	944
Shares redeemed	(36,189)	(15,073)
Net increase	36,184	90,677

Class I
Shares sold	67,171	12,209
Shares issued in reinvestment of dividends	574	178
Shares redeemed	(10,213)	(5,293)
Net increase	57,532	7,094

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2011 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

Purchases	$7,536,577
Sales	$4,583,543

(9)	Recent Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NEWGATE GLOBAL RESOURCES FUND
Notes to Financial Statements (Continued)
November 30, 2011

The provisions related to the Modernization Act for qualification testing are effective for the November 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the November 30, 2012 taxable year.

(10)	Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”).  ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures.  Effective on January 1, 2011, ASU 2010-06 requires disclosure of information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis.  The adoption of this ASU in 2011 did not have a significant impact on the Fund’s financial statements for the periods presented.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and

2)
for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

NEWGATE GLOBAL RESOURCES FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Newgate Global Resources Fund and,
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Newgate Global Resources Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 27, 2012

NEWGATE GLOBAL RESOURCES FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Newgate Global Resources Fund (the “Fund”), a series of the Trust, and Newgate Capital Management LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Avy E. Hirshman, James A. Trainor, Sonia G. Rosenbaum, Ph.D., Matthew E. Peterson, David K. Lee and Maria Eugenia Tinedo, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees

NEWGATE GLOBAL RESOURCES FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2011.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Dow Jones-UBS Commodity Index, and in comparison to a peer group of U.S. open-end natural resource funds as constructed by data presented by Morningstar, Inc.  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy.  The Trustees noted that for the year-to-date period ended July 31, 2011, the Fund’s performance was negative and lower than the peer group average.  The Trustees also noted that the Fund outperformed the peer group average for the one-year period ended July 31, 2011 and the Fund was the top performer in its peer group for this period.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its peer group of U.S. open-end natural resource funds, as constructed by data presented by Morningstar, Inc., and the Adviser’s separately-managed accounts that were similar to the Fund in terms of investment strategy, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and

NEWGATE GLOBAL RESOURCES FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

the Fund’s administrator specifically for the August 30, 2011 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.80% fell in the second quartile and was below the peer group average of 0.94%, which fell in the third quartile.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) for its Class A shares and Class I shares was capped at 1.75% and 1.40%, respectively.  The Trustees observed that the Fund’s total expense ratio of 1.75% for Class A shares was slightly below the peer group average of 1.76%, with each falling in the second quartile.  The Trustees also compared the management fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy and noted that the Fund’s management fees were lower.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund, but that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

NEWGATE GLOBAL RESOURCES FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

NEWGATE GLOBAL RESOURCES FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

NEWGATE GLOBAL RESOURCES FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 37.87% of its ordinary income distribution for the year ended November 30, 2011, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2011, 19.75% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2011, the Fund designated 32.62% of ordinary distributions paid as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 888-9-NEWGATE (888-963-9428).

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 56		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

NEWGATE GLOBAL RESOURCES FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	28	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 55		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 68		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–present); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		Fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			1997–2007); President,		companies);
			CAO and CCO,		Independent
			Granum Securities,		Trustee, Ramius
			LLC (a broker-dealer)		IDF, LLC (a
			(1997–2007).		closed-end
investment
company).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 49	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

NEWGATE GLOBAL RESOURCES FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 54	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 64	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 32		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 29		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 888-9-NEWGATE (888-963-9428). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 888-9-NEWGATE (888-963-9428), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

NEWGATE GLOBAL RESOURCES FUND

Investment Adviser	Newgate Capital Management LLC
One Sound Shore Drive
Greenwich, Connecticut 06830

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$24,900	$24,200
Audit-Related Fees	0	0
Tax Fees	$4,880	$4,740
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ Joseph Neuberger
Joseph Neuberger, President

Date January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Joseph Neuberger
Joseph Neuberger, President

Date  January 31, 2012

By (Signature and Title)* /s/ John Buckel
John Buckel, Treasurer

Date January 31, 2012

* Print the name and title of each signing officer under his or her signature.